UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019 (June 12, 2019)

FC GLOBAL REALTY INCOPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15150 North Hayden Road, Suite 235, Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

480-750-
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01 Other Items.

FC Global Realty Incorporated (OTC Pink: FCRE; the “Company”) today issued a press release announcing that Gadsden Growth Properties, Inc., a privately-held real estate corporation (“Gadsden”), and the Company had completed the first part of the integration of the Company and Gadsden’s operation after previously closing a Stock Purchase Agreement between them earlier this calendar quarter under which the Company acquired all of the general partnership interests and Class A limited partnership interests in Gadsden’s operating partnership Gadsden Growth Properties, L.P.

The full text of the press release is furnished as Exhibit 99.1 to this report.

Exhibit No.	Description of Exhibit
99.1	Press Release from FC Global Realty Incorporated and Gadsden Growth Properties, Inc. dated June 12, ‘ 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FC GLOBAL REALTY INCORPORATED

Date: June 12, 2019	/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

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